UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 7, 2016

The McClatchy Company

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER: 1-9824

DELAWARE	52-2080478
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

2100 Q Street
Sacramento, CA 95186

(Address and zip code of principal executive offices)

(916) 321-1846

(Registrant’s telephone number, including area code)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.03. MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth in Item 5.03 hereof is incorporated by reference into this Item 3.03.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On June 7, 2016, The McClatchy Company (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Amended and Restated Charter”) with the Secretary of State of the State of Delaware to (i) effect a one-for-ten reverse stock split of the Company’s Class A and Class B Common Stock (the “Reverse Stock Split”) and (ii) add defined terms and update certain incorrect cross references in the existing Restated Certificate of Incorporation of the Company. The Amended and Restated Charter and, as a result, the Reverse Stock Split, became effective at 7:00 a.m., Eastern Time, on June 7, 2016 (the “Effective Time”). As previously disclosed, the Company’s shareholders and the Board of Directors approved the Reverse Stock Split on May 18, 2016.

Upon the Effective Time, each ten shares of issued and outstanding Class A and Class B Common Stock of the Company will be automatically converted into one share of Class A and Class B Common Stock, respectively, without any change in the par value per share. No fractional shares will be issued as a result of the Reverse Stock Split. Any shareholders who otherwise would be entitled to a fractional share will receive, in lieu thereof, a cash payment (without interest) in an amount equal to the fraction to which the shareholder would otherwise be entitled.

Trading in the Company’s Class A Common Stock will continue on the New York Stock Exchange on a post-split basis under the unchanged symbol “MNI.” The Class A Common Stock will have a new CUSIP number (579489303). The Company’s Class B Common Stock is not publicly traded.

The foregoing description of the Amended and Restated Charter is qualified in its entirety by reference to the full text of the Amended and Restated Charter which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 8.01 OTHER EVENTS.

On June 7, 2016 the Company issued a press release announcing the effectiveness of the Reverse Stock Split. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Certificate of Incorporation of The McClatchy Company.

Exhibit 99.1	The McClatchy Company press release dated June 7, 2016.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The McClatchy Company (REGISTRANT)
Date: June 7, 2016	By:	/s/ R. Elaine Lintecum
R. Elaine Lintecum
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 3.1	Amended and Restated Certificate of Incorporation of The McClatchy Company.

Exhibit 99.1	The McClatchy Company press release dated June 7, 2016.